Exhibit 99.1

VOTING AGREEMENT

VOTING AGREEMENT, dated as of May 13, 2022 (this “Voting Agreement”), among Moose Bidco, Inc. (“Parent”), and the stockholders of ManTech International Corporation, a Delaware corporation (the “Company”), listed on the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Voting Agreement, Parent, Moose Merger Sub, Inc., a Delaware corporation (“Merger Subsidiary”), and the Company are entering into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for, among other things, the merger of Merger Subsidiary with and into the Company, subject to the terms and conditions set forth therein;

WHEREAS, as of the date hereof, the Stockholders are the record and beneficial owners of the number of shares of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”), and the number of shares of Class B common stock, par value $0.01 per share, of the Company (“Class B Common Stock”) set forth across from such Stockholder’s name on Schedule A hereto (such shares of Class A Common Stock and such shares of Class B Common Stock, together with any other Class A Common Stock or Class B Common Stock of which the Stockholder acquires record or beneficial ownership during the period during which this Voting Agreement remains in effect, collectively, the “Subject Shares”); and

WHEREAS, as an inducement to Parent and Merger Subsidiary to enter into the Merger Agreement and consummate the transactions contemplated thereby, each Stockholder has agreed to enter into this Voting Agreement and vote all of such Stockholder’s Subject Shares as set forth in this Voting Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants (severally and not jointly and) solely as to himself or itself to Parent as follows:

(a) Authority; Enforceability. Such Stockholder (i) if a legal entity or trust, is duly organized, validly existing under the laws of its jurisdiction of organization or (ii) if an individual, has legal competence and capacity to enter into this Voting Agreement. Such Stockholder has all requisite power and authority to execute this Voting Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Stockholder of this Voting Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder (including, with respect to any Stockholder that is a trust, any action on the part of such Stockholder’s trustee(s)).

(b) Execution; Delivery. Such Stockholder has duly executed and delivered this Voting Agreement, and this Voting Agreement constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with such Stockholder’s terms, except as limited by the Bankruptcy and Equitable Exceptions. If Stockholder is an individual and is married, and any of the Subject Shares constitute community property or spousal approval is otherwise necessary for this Voting Agreement to be legal, binding and enforceable, such Stockholder’s spouse has delivered with this Voting Agreement a Spousal Consent in the form attached hereto as Annex A and this Voting Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms.

(c) No-Conflicts. No consent, approval or authorization of, or registration or filing with, any Governmental Authority or any other Person is required to be obtained or made by or with respect to such Stockholder in connection with the execution, delivery and performance of this Voting Agreement or the consummation of the transactions contemplated hereby, other than such reports, schedules or statements under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Voting Agreement and the transactions contemplated hereby. None of the execution and delivery of this Voting Agreement by such Stockholder, the performance by such Stockholder of any of such Stockholder’s covenants, agreements or obligations under this Voting Agreement, or the consummation by such Stockholder of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both), (i) result in any breach of any provision of such Stockholder’s organizational documents, if applicable, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination or acceleration under, any of the terms, conditions or provisions of any contract to which such Stockholder is a party, (iii) violate, or constitute a breach under, any applicable Law to which such Stockholder or any of such Stockholder’s properties or assets are subject or (iv) result in the creation of any Lien upon the Subject Shares, except, in the case of any of the foregoing clauses (ii), (iii) and (iv), as would not, individually or in the aggregate, prevent, delay or impair the ability of such Stockholder to perform such Stockholder’s obligations under this Voting Agreement.

(d) The Subject Shares. Such Stockholder (together with Stockholder’s spouse if Stockholder is married and the Subject Shares constitute community property under applicable Law) is the record and beneficial owner of the Subject Shares listed on Schedule A across from such Stockholder’s name, free and clear of any Lien (other than Liens created by this Voting Agreement and restrictions under applicable securities laws). None of the Subject Shares listed on Schedule A across from such Stockholder’s name are subject to any voting trust or other agreement with respect to the voting of the Subject Shares, other than this Voting Agreement. Such Stockholder has the sole right to vote the Subject Shares listed on Schedule A across from such Stockholder’s name and, except for this Voting Agreement, such Stockholder is not party to or bound by (x) any option, warrant, purchase right or other contract that would (either alone or in connection with one or more events or developments (including after the satisfaction or waiver of any conditions precedent thereunder)) require such Stockholder to, directly or indirectly, transfer any of the Subject Shares or (y) any voting trust, proxy or other contract with respect to the voting or, direct or indirect, transfer of any of the Subject Shares.

(e) No Proceedings. As of the date hereof, there are no (i) Actions pending or, to such Stockholder’s knowledge, threatened against such Stockholder or any of such Stockholder’s assets that, if adversely decided or resolved, or (ii) outstanding orders to which such Stockholder or any of such Stockholder’s assets are subject or bound, in either case, which would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of such Stockholder to perform such Stockholder’s obligations under this Voting Agreement.

(f) Acknowledgment. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Voting Agreement.

Section 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder as follows:

(a) Authority; Enforceability. Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized. Parent has all requisite corporate power and authority to execute this Voting Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Voting Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent.

(b) Execution; Delivery. Parent has duly executed and delivered this Voting Agreement, and this Voting Agreement constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as limited by the Bankruptcy and Equitable Exceptions. No consent of, or registration or filing with, any Governmental Authority is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Voting Agreement or the consummation of the transactions contemplated hereby, other than (i) reports, schedules or statements by Parent under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Voting Agreement and the transactions contemplated hereby and (ii) such consents, registrations or filings the failure of which to be obtained or made would not have a material adverse effect on Parent’s ability to perform its obligations hereunder.

(c) Acknowledgment. Parent understands and acknowledges that each Stockholder is entering into this Voting Agreement in reliance upon Parent’s execution, delivery and performance of the Merger Agreement.

Section 3. Covenants of the Stockholders.

(a) Voting. Subject to Section 3(b) hereof, each Stockholder hereby covenants and agrees as follows:

(i) at any meeting of stockholders of the Company, however called, or in any other circumstances upon which a vote is sought, each Stockholder shall: (A) appear at each such meeting or otherwise cause such Stockholder’s Subject Shares to be counted as present for purposes of a quorum; and (B) to the extent that the Subject Shares are entitled to vote thereon, vote (or cause to be voted) such Stockholder’s Subject Shares in favor of the adoption of the Merger Agreement, the approval of the Merger and the other transactions contemplated by the Merger Agreement, and any related proposal recommended by the Company’s Board of Directors that is intended to facilitate the consummation of the Merger and the other transactions contemplated by the Merger Agreement;

(ii) at any meeting of stockholders of the Company, however called, or in any other circumstances upon which a vote is sought, each Stockholder shall, to the extent that the Subject Shares are entitled to vote thereon, vote (or cause to be voted) such Stockholder’s Subject Shares against (A) any Alternative Acquisition Proposal or any proposal related to any Alternative Acquisition Proposal, (B) against any change in the Board of Directors or (C) any action that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Merger or the other transactions contemplated by the Merger Agreement; and

(iii) each Stockholder shall not, directly or indirectly, (A) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement, understanding or agreement with respect to the sale, transfer, pledge, assignment or other disposition of, or limitation on the voting rights of, or any economic interest in (any such action, a “Transfer”) any Subject Shares to any Person other than pursuant to the Merger, provided that such Stockholder shall be permitted to Transfer any Subject Shares to such Stockholder’s Permitted Transferee (as defined below), in each case, if and only if such Stockholder, prior to and as a condition to the effectiveness of such Transfer, causes each such Permitted Transferee to execute a counterpart signature page to this Voting Agreement and deliver the same to Parent and the Company, pursuant to which such Permitted Transferee agrees to be a “Stockholder” pursuant to, and to be bound by, this Voting Agreement with respect to such Subject Shares that are the subject of such Transfer, (B) enter into any voting arrangement, whether by proxy, power of attorney, voting trust, voting agreement or otherwise, with respect to any Subject Shares, or (C) commit or agree to take any of the foregoing actions.

For the purpose hereof, the term “Permitted Transferee ” means, with respect to any Stockholder, (i) a spouse and any lineal descendant, ancestor or sibling (by birth or adoption) and any spouse of any such lineal descendant, ancestor or sibling of such Stockholder, (ii) any trust, the trustees of which include only such Stockholder or persons named in clause (i) and the beneficiaries of which include only such Stockholder or persons named in clauses (i) and/or (ii), (iii) if the Stockholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust, (iv) any corporation, limited liability company, partnership or similar entity, the stockholders, members, and general or limited partners of which include only such Stockholder and/or persons named in clauses (i), (ii) and/or (iii), (v) a charitable organization established by Stockholder and/or persons named in clauses (i), (ii) and/or (iii), contributions to which are deductible for federal income, estate, or gift tax purposes and a majority of whose governing board at all times consists of such Stockholder and/or persons named in clauses (i), (ii) and/or (iii), or any successor to such charitable organization meeting this clause (v) of this definition or (vi) upon the death of any Stockholder, the executor, administrator, or personal representative of the estate of such deceased Stockholder, or the guardian or conservator of such Stockholder if such Stockholder is adjudged disabled or incompetent by a court of competent jurisdiction, acting in his or her capacity as such; provided, however, that no Person shall be a Permitted Transferee of any shares of Class B Common Stock unless such Person is a “Permitted Transferee” (as defined in the Second Amended and Restated Certificate of Incorporation of the Company, as in effect on the date hereof).

(b) Notwithstanding anything in clause (a) above or any other provision of this Voting Agreement to the contrary, in the event the Company Board makes a Change of Recommendation in accordance with the Merger Agreement, the obligations, covenants and restrictions of the Stockholders set forth in clauses (a)(i) and (a)(ii) above shall be modified such that, for the purposes of such clauses, the “Subject Shares” shall refer only to such number of shares of Company Common Stock that would (in the aggregate including the shares held by each Stockholder party hereto) represent, as at the time of such vote, 33% of the total voting power of the outstanding shares of Company Common Stock.

(c) Appraisal Rights. Each Stockholder hereby waives, and agrees not to exercise or assert, any appraisal rights under Section 262 of the DGCL in connection with the Merger.

(d) Acquisition Proposals. Each Stockholder hereby represents and warrants that such Stockholder has read Section 5.2 of the Merger Agreement. From the date hereof until the earlier of the Effective Time and the termination of the Merger Agreement, each Stockholder agrees that such Stockholder will not, directly or indirectly, and shall not authorize or permit any Representative to act on such Stockholder’s behalf to, (i) take any action that the Company is prohibited from taking pursuant to Section 5.2 of the Merger Agreement or (ii) make any Alternative Acquisition Proposal or knowingly encourage any inquiries, proposals or offers (either publicly or to the Company or its Affiliates or Representatives) that would reasonably be expected to lead to or constitute an Alternative Acquisition Proposal. Notwithstanding anything herein to the contrary, each Stockholder, its Affiliates and its and their respective Representatives may engage in the activities described in Section 5.2(b) of the Merger Agreement and prohibited by this Section 2(d) with respect to any Alternative Acquisition Proposal to the extent that the Company is permitted to engage in such activities pursuant to the terms of the Merger Agreement; but only if such Stockholder and its Affiliates and its and their respective Representatives each comply with the terms of the Merger Agreement as if they were the Company.

(e) General Covenants. Each Stockholder agrees that such Stockholder shall not: (i) enter into any contract with any Person or take any other action that violates or conflicts in any material respect with or would reasonably be expected to violate or conflict with in any material respect, or result in or give rise to a violation of or conflict in any material respect with, such Stockholder’s representations, warranties, covenants and obligations under this Voting Agreement with respect to any Subject Shares that remain subject to this Voting Agreement from time to time; or (ii) take any action that could restrict or otherwise impair such Stockholder’s legal power, authority and right to comply with and perform such Stockholder’s covenants and obligations under this Voting Agreement.

(f) Each Stockholder hereby agrees to permit the Company to publish and disclose in the Proxy Statement or any other disclosure document required in connection with the Merger Agreement or the transactions contemplated thereby such Stockholder’s identity and beneficial ownership of the Subject Shares and the nature of such Stockholder’s commitments under this Voting Agreement to the extent required by applicable Law. Unless required by applicable law, each Stockholder shall not, and shall cause its Representatives not to, make an Alternative Acquisition Proposal or, subject to Section 3(b) and 3(d), any press release, public announcement or other communication with respect to the business or affairs of the Company, Parent or Merger Sub, including this Voting Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, or any Alternative Acquisition Proposal without the prior written consent of Parent.

(g) Subject to Section 3(b), each Stockholder shall notify Parent and the Company promptly in writing of the direct or indirect acquisition of record or beneficial ownership of additional shares of Company Capital Stock by such Stockholder after the date hereof (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Company Capital Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction), all of which shall be considered Subject Shares and be subject to the terms of this Voting Agreement as though owned by such acquiring Stockholder on the date hereof.

Section 4. Termination. This Voting Agreement shall terminate automatically without any notice or other action by any Person upon the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, (c) the date of any modification, waiver or amendment to any provision of the Merger Agreement that is effected without the Stockholders’ prior written consent and affects the economics or material terms of the Merger Agreement in a manner that is adverse to the Company or its stockholders (including any reduction of the amount or change in the form of the Merger Consideration or the reduction of, or imposition of any conditions, requirements or restrictions (which are inconsistent with the Merger Agreement) on, a Stockholder’s right to receive the consideration payable to such Stockholder pursuant to the Merger Agreement as in effect on the date hereof), or (d) the mutual written consent of the Stockholders and Parent.

Section 5. General Provisions.

(a) Amendments. This Voting Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notices. All notices and other communications hereunder shall be in writing (including email) and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) or sent by email to the Company and Parent in accordance with Section 8.4 of the Merger Agreement and to a Stockholder at such Stockholder’s address set forth on such Stockholder’s signature page hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. The Section headings herein are for convenience of reference only, do not constitute part of this Voting Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Voting Agreement is made to a Section, such reference shall be to a Section of this Voting Agreement unless otherwise indicated. Unless otherwise indicated, whenever the words “include,” “includes” or “including” are used in this Voting Agreement, they shall be deemed to be followed by the words “without limitation.” The term “or” is not exclusive.

(d) Severability. If any term, provision, covenant or restriction of this Voting Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Voting Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Voting Agreement so as to effect the original intent of the parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(e) Counterparts. This Voting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(f) Entire Agreement; No Third-Party Beneficiaries. This Voting Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Voting Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Voting Agreement. Except as set forth in Section 5(l) of this Voting Agreement, and except for the Company, which shall be an intended third party beneficiary of this Voting Agreement with standing to enforce the provisions hereof against the parties hereto as if the Company were a party hereto, this Voting Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Governing Law; Consent to Jurisdiction.

(i) This Voting Agreement, and all Actions and causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity), that may be based on this Voting Agreement, arise out of this Voting Agreement or relate hereto or the negotiation, execution, performance or subject matter hereof, shall be governed by the Laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law.

(ii) For any Action or cause of action that may be based on this Voting Agreement, arise out of this Voting Agreement or relate hereto or the negotiation, execution, performance or subject matter hereof, each party hereto (A) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the U.S. District Court for the District of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware, (B) agrees that all such Actions and causes of action shall be heard and determined exclusively under the foregoing clause (A), (C) waives any objection to laying venue in any such Actions or cause of action in such courts, (D) waives any objection that any such court is an inconvenient forum or does not have jurisdiction over any party hereto and (v) agrees that service of process upon such party in any such Action or cause of action shall be effective if such process is given by registered mail addressed to it at the address set forth in Section 8.4 of the Merger Agreement or on the applicable signature page hereto.

(h) Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR CAUSE OF ACTION THAT MAY BE BASED ON THIS VOTING AGREEMENT, ARISE OUT OF THIS VOTING AGREEMENT OR RELATE HERETO OR THE NEGOTIATION, EXECUTION, PERFORMANCE OR SUBJECT MATTER HEREOF.

(i) Assignment; Successors. No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of such party’s rights or obligations under this Voting Agreement without the consent of each other party hereto; provided that Parent may, without the consent of any Stockholder, assign its rights under this Voting Agreement to any Party to which it assigns its rights under the Merger Agreement. Any purported assignment not permitted under this Section 5(i) shall be null and void. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Subject Shares, each Stockholder agrees that this Voting Agreement and the obligations hereunder shall attach to the Subject Shares beneficially owned by such Stockholder and shall be binding upon any person to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder’s heirs, guardians, administrators, representatives or successors.

(j) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any provision hereof was not performed under their specific terms or were otherwise breached by a party and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, at any time prior to the termination hereof, each party hereto shall each be entitled to an injunction or injunctions to prevent breaches hereof and to enforce specifically the performance of terms and provisions of this Voting Agreement in each case without proof of actual damages (and each party hereto waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which each Party is entitled at Law or in equity. Each party hereto further agrees not to assert (i) that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason or (ii) that a remedy of monetary damages would provide an adequate remedy for any such breach.

(k) Capacity as Stockholder. Notwithstanding anything herein to the contrary, (a) each Stockholder signs this Voting Agreement solely in its, his or her capacity as a stockholder of the Company, and not in any other capacity and this Voting Agreement shall not limit or otherwise affect the actions of such Stockholder, any Affiliate thereof or any of their respective

Representatives or designees in its capacity, if applicable, as an officer, director, employee or agent of the Company, and (b) nothing herein shall in any way restrict a director, officer, employee or agent of the Company in the taking of any actions (or failure to act) in his or her capacity as such, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director, officer, employee or agent of the Company from taking any action in his or her capacity as such.

(l) Non-Recourse. All Actions (whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, arise out of or relate to this Voting Agreement or the negotiation, execution, performance or non-performance of this Voting Agreement (including any representation or warranty made in or in connection with this Voting Agreement or as an inducement to enter into this Voting Agreement) may be made by any party hereto only against the Persons that are expressly identified as parties hereto. No Person who is not a named party to this Voting Agreement, including any director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney or Representative of any named party to this Voting Agreement that is not itself a named party to this Voting Agreement (“Non-Party Affiliates”), shall have any liability (whether in Contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) to any party to this Voting Agreement for any obligations or liabilities arising under, in connection with or related to this Voting Agreement or for any claim based on, in respect of, or by reason of this Voting Agreement or its negotiation or execution; and each party hereto or thereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates. The parties to this Voting Agreement acknowledge and agree that the Non-Party Affiliates are intended third-party beneficiaries of this Section 5(l). Nothing in this Voting Agreement precludes the parties hereto or any Non-Party Affiliates from exercising any rights under the Merger Agreement or any other agreement to which they are specifically a party or an express third party beneficiary thereof, and nothing in this Voting Agreement shall limit the liability or obligations of any Non-Party Affiliates under the Merger Agreement or any other agreement to which they are specifically a party.

(m) No Ownership Interest. Except as otherwise provided herein, nothing contained in this Voting Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. Except as otherwise provided herein, all rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to manage, direct, restrict, regulate, govern, or administer any of the policies or any power or authority to direct the Stockholders in the voting of any of the Subject Shares, except as otherwise provided herein.

[Signature Page Follows]

IN WITNESS WHEREOF, each party has duly executed this Voting Agreement, all as of the date first written above.

MOOSE BIDCO, INC.

By
Name:	Dayne Baird
Title:	Secretary

[Signature Page - Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Voting Agreement, all as of the date first written above.

STOCKHOLDERS:

George J. Pedersen

Address:

2251 Corporate Park Drive Suite 600
Herndon, Virginia 20171 with a copy to (which shall not constitute notice):

[Signature Page - Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Voting Agreement, all as of the date first written above.

STOCKHOLDERS:

The Pedersen GST 2022 Trust

By:
Name:	Jennifer A. Warren
Title:	Trustee

Address:

2251 Corporate Park Drive Suite 600
Herndon, Virginia 20171 with a copy to (which shall not constitute notice):

[Signature Page - Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Voting Agreement, all as of the date first written above.

STOCKHOLDERS:

The Pedersen Nonexempt 2022 Trust

By:
Name:	Jennifer A. Warren
Title:	Trustee

Address:

2251 Corporate Park Drive Suite 600
Herndon, Virginia 20171

with a copy to (which shall not constitute notice):

[Signature Page - Voting Agreement]